Others, net	12 Months Ended
Dec. 31, 2014
Others, net
Others, net

17.  Others, net

Others, net, consist of the following:

	For the year ended December 31,
	2012	2013	2014
	RMB	RMB	RMB
Foreign exchange gains/(losses), net	13,762	92,761	(28,980)
Government financial incentives	41,690	120,301	214,623
Others	4,873	(19,507)	30,944
Total	60,325	193,555	216,587

Government financial incentives represent rewards provided by the relevant PRC municipal government authorities to the Group for business achievements made by the Group. As there is no further obligation for the Group to perform, government financial incentives are recognized as other income when received. The amount of such government financial incentives are determined solely at the discretion of the relevant government authorities and there is no assurance that the Group will continue to receive these government financial incentives in the future.